UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2009

LBI MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-110122	05-0584918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue  Burbank, California  91504

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.	Results of Operations and Financial Condition

LBI Media, Inc. (“LBI Media”), a California corporation and wholly owned subsidiary of LBI Media Holdings, Inc., held a conference call on April 2, 2009 to discuss its financial results for the three months and year ended December 31, 2008. LBI Media was also available to answer questions during the conference call. The transcript from the conference call is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.

During the conference call, LBI Media used the term “Adjusted EBITDA”. Adjusted EBITDA consists of net income or loss plus income tax expense or benefit, gain or loss on sale and disposal of property and equipment, gain or loss on sale of investments, net interest expense, interest rate swap expense or income, impairment of broadcast licenses, depreciation and amortization and other non-cash gains and losses. This term, as defined by LBI Media, may not be comparable to similarly titled measures employed by other companies and is not a measure of performance calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).

LBI Media’s management considers this measure an important indicator of its liquidity relating to its operations, as it eliminates the effects of certain non-cash items and the company’s capital structure. LBI Media’s management believes liquidity is an important measure for LBI Media because it reflects its ability to meet its interest payments under its substantial indebtedness and is a measure of the amount of cash available to grow LBI Media through its acquisition strategy. This measure should be considered in addition to, but not as a substitute for, or superior to, other measures of liquidity and financial performance prepared in accordance with GAAP, such as cash flows from operating activities, operating income, and net income.

LBI Media believes Adjusted EBITDA is useful to an investor in evaluating its liquidity and cash flow because:

•

it is widely used in the broadcasting industry to measure a company’s liquidity and cash flow without regard to items such as depreciation and amortization, gain or loss on sale and disposal of property and equipment, and impairment of broadcast licenses. The broadcast industry uses liquidity to determine whether a company will be able to cover its capital expenditures and whether a company will be able to acquire additional assets and broadcast licenses if the company has an acquisition strategy. LBI Media believes that, by eliminating the effects of certain non-cash items, Adjusted EBITDA provides a meaningful measure of liquidity;

•

it gives investors another measure to evaluate and compare the results of LBI Media’s operations from period to period by removing the impact of non-cash expense items, such as depreciation and amortization, loss on sale and disposal of property and equipment and impairment of broadcast licenses. By removing the non-cash items, this measure allows investors to better determine whether LBI Media will be able to meet its debt obligations as they become due; and

•	it provides a liquidity measure before the impact of a company’s capital structure by removing net interest expense items and interest rate swap expenses.

LBI Media’s management uses Adjusted EBITDA:

•	as a measure to assist LBI Media in planning its acquisition strategy;

•	in presentations to LBI Media’s board of directors to enable them to have the same consistent measurement basis of liquidity and cash flow used by management;

•	as a measure for determining LBI Media’s operating budget and its ability to fund working capital; and

•	as a measure for planning and forecasting capital expenditures.

The table set forth below reconciles net cash provided by operating activities, calculated and presented in accordance with GAAP, to Adjusted EBITDA:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(In thousands)
Net cash provided by operating activities	$10,743	$10,216	$16,153	$7,095
Add:
Income tax (benefit) expense	(15,439)	(1,799)	(26,105)	48,661
Interest expense and other income, net	7,372	7,462	29,784	29,699
Less:
Amortization of deferred financing costs	(301)	(285)	(1,215)	(1,063)
Amortization of discount on subordinated notes	(62)	(60)	(251)	(105)
Amortization of program rights	(180)	(110)	(593)	(565)
Provision for doubtful accounts	(977)	(555)	(1,906)	(1,376)
Loss on sale of property and equipment	62	—	—	—
Deferred compensation benefit	—	—	—	3,952
Changes in operating assets and liabilities:
Accounts receivable	(3,123)	(1,441)	2,370	1,660
Cash overdraft	(395)	—	(395)	—
Deferred compensation payments	—	—	—	4,377
Program rights	(454)	—	705	—
Amounts due from related parties	22	1	61	(11)
Prepaid expenses and other current assets	661	(62)	696	(188)
Employee advances	6	(49)	424	(59)
Accounts payable and accrued expenses	(1,583)	(982)	(1,086)	1,071
Accrued interest	(4,895)	(4,908)	159	(195)
Deferred taxes payable	15,011	1,483	25,824	(48,642)
Other assets and liabilities	(126)	1,004	(59)	878

Adjusted EBITDA	$6,342	$9,915	$44,566	$45,189

The following is a reconciliation of operating (loss) income to Adjusted EBITDA for LBI Media’s radio division:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(In thousands)
Radio division operating (loss) income	$(22,694)	$768	$(34,723)	$22,225
Depreciation and amortization	1,278	746	5,099	4,057
Loss on sale and disposal of property and equipment	931	—	1,361	—
Impairment of broadcast licenses	26,351	5,097	60,340	8,143

Radio division Adjusted EBITDA	$5,866	$6,611	$32,077	$34,425

The following is a reconciliation of operating (loss) income to Adjusted EBITDA for LBI Media’s television division:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(In thousands)
Television division operating (loss) income	$(21,274)	$1,799	$(25,976)	$13,409
Depreciation and amortization	1,275	1,505	4,914	4,949
Loss on sale and disposal of property and equipment	1,752	—	2,151	—
Impairment of broadcast licenses	18,723	—	31,400	—

Television division Adjusted EBITDA	$476	$3,304	$12,489	$18,358

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Transcript of conference call on April 2, 2009 discussing financial results for the three months and year ended December 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on April 8, 2009.

LBI MEDIA HOLDINGS, INC.

By:	/s/ Wisdom Lu
Wisdom Lu Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of conference call on April 2, 2009 discussing financial results for the three months and year ended December 31, 2008